Exhibit 23

Exhibit (23)
We consent to the incorporation by reference in the Precision Castparts Corp. Current Report on Form 8-K of our report dated February 23, 1996, with respect to the consolidated financial statements of NEWFLO
Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


/s/  ERNST & YOUNG LLP
__________________________________________
Ernst & Young LLP

Austin, Texas
August 15, 1996































Page 4